UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

Pursuit Attractions and Hospitality, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 17th Street Suite 1400
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Viad Corp
7000 East 1st Avenue
Scottsdale, Arizona 85251-4304

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	PRSU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2024, the Company filed an amendment (the “Amendment”) to its Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to change the name of the Company from “Viad Corp” to “Pursuit Attractions and Hospitality, Inc.” (the “Name Change”). The Name Change became effective in the State of Delaware at 11:59 pm ET on December 31, 2024. Pursuant to Section 242 of the Delaware General Corporation Law, stockholder approval was not required to complete the Name Change or to approve or effect the Amendment.

Effective as of the effectiveness of the Amendment, the Company also amended and restated its Bylaws (as amended and restated, the “Amended and Restated Bylaws”) to reflect the Name Change.

The foregoing descriptions of the Amendment and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to Exhibits 3.1 and 3.2 hereto and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On January 2, 2025, Pursuit Attractions and Hospitality, Inc. issued a press release announcing that it closed its previously announced agreement to acquire the Jasper SkyTram attraction in Jasper National Park on December 31, 2024.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.”

Item 8.01. Other Events.

As a result of the Name Change, the Company’s common stock, par value $1.50 per share, which trades on the New York Stock Exchange (the “NYSE”), ceased trading under the ticker symbol “VVI” and commenced trading under the ticker symbol “PRSU” effective at the open of business on January 2, 2025. There were no changes to the Company’s CUSIP in connection with the Name Change. In connection with the Name Change, the Company also moved its corporate headquarters to 1401 17th Street, Suite 1400, Denver, Colorado 80202.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment to the Restated Certificate of Incorporation of Pursuit Attractions and Hospitality, Inc.
3.2	Amended and Restated Bylaws of Pursuit Attractions and Hospitality, Inc.
99.1	Press Release issued by the Company, dated January 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuit Attractions and Hospitality, Inc.
(Registrant)

Date: January 2, 2025	By:	/s/ Ellen M. Ingersoll
Ellen M. Ingersoll
	Title:	Chief Financial Officer